EXHIBIT 23




    CONSENT OF BEARD MILLER COMPANY, LLP INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts" and to the use of our report dated February 7, 2001, in the Registration Statement (Form S-1) and related Prospectus of First Leesport Bancorp, Inc.




                                   /s/BEARD MILLER COMPANY LLP







Reading, Pennsylvania
August 20, 2001